                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 2, 2000






                              CALICO COMMERCE, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                          0-27431                 77-0373344
 (State or other jurisdiction of     (Commission File Number)     (I.R.S. Employer)
 incorporation or organization)                                  Identification No.)


                      333 WEST SAN CARLOS STREET, SUITE 300
                           SAN JOSE, CALIFORNIA 95110
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (408) 975-7400

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On February 2, 2000, pursuant to an Agreement and Plan of Merger dated as of November 19, 1999 (the "Merger Agreement") among Calico Commerce, Inc., a Delaware corporation ("Calico"), ConnectInc.com, Co., a Delaware corporation ("ConnectInc.com"), and Calico Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Calico ("Acquisition"), Calico completed its acquisition of ConnectInc.com by merging Acquisition with and into ConnectInc.com (the "Merger"). ConnectInc.com was the surviving corporation in the Merger and became a wholly-owned subsidiary of Calico.

     Under the terms of the Merger Agreement, each outstanding share of ConnectInc.com's common stock was converted into 0.081 shares of Calico common stock. In addition, Calico assumed all of the outstanding options and a warrant exercisable for ConnectInc.com common stock. Calico issued approximately 1,436,422 shares of its common stock in connection with the transaction. The Merger was a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and has been accounted for as a purchase business combination.

     The Merger consideration was determined through arms-length negotiation. There were no material relationships between the ConnectInc.com stockholders and Calico or any of its affiliates, any director or officer of Calico or any associate of any such director or officer prior to the Merger.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The financial statements of ConnectInc.com specified in Rule 3-05 of Regulation S-X are contained in ConnectInc.com's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on March 16, 1999, and as amended on April 9, 1999, and ConnectInc.com's Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission on November 12, 1999, and are incorporated by reference herein.

     (b) PRO FORMA FINANCIAL INFORMATION. The financial information specified in Article 11 of Regulation S-X was previously reported in Calico's Registration Statement on Form S-4, under the caption "Unaudited Pro Forma Combined Consolidated Financial Information" on pages F-2 through F-7, as filed with the Securities and Exchange Commission on December 20, 1999, and is incorporated by reference herein.


                                       2

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     (c)  EXHIBITS.

Exhibit No.         Description
-----------         -----------

   2.1* Agreement and Plan of Merger, dated as of November 19, 1999, among Calico Commerce, Inc., Calico Acquisition, Inc., a
                    Delaware corporation and wholly-owned subsidiary of Calico, and ConnectInc.com, Co., a Delaware corporation.

   2.2 Certificate of Merger filed with the Secretary of State of the State of Delaware on February 2, 2000.

  23.1              Consent of Ernst & Young LLP, Independent Auditors as to
                    ConnectInc.com
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* Incorporated by reference to Exhibit 99.1 of Registrant's Current Report on
  Form 8-K filed November 29, 1999.


                                       3


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CALICO COMMERCE, INC.

Dated: February 8, 2000




                                      /s/ ARTHUR F. KNAPP, JR.
                                      ------------------------------------------
                                      Arthur F. Knapp, Jr.
                                      Vice President and Chief Financial Officer
                                      (Principal Financial Officer)

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                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

   2.1* Agreement and Plan of Merger, dated as of November 19, 1999, among Calico Commerce, Inc., Calico Acquisition, Inc., a
                    Delaware corporation and wholly-owned subsidiary of Calico, and ConnectInc.com, Co., a Delaware corporation.

   2.2 Certificate of Merger filed with the Secretary of State of the State of Delaware on February 2, 2000.

  23.1              Consent of Ernst & Young LLP, Independent Auditors as to
                    ConnectInc.com

-------------------------------
* Incorporated by reference to Exhibit 99.1 of Registrant's Current Report on Form 8-K filed November 29, 1999.